UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2013

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office and zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On February 26, 2013, Tetra Tech, Inc. held its annual meeting of stockholders for the following purposes:

(1)                                 To elect seven members to its Board of Directors;

(2)                                 To vote on an advisory resolution to approve its executive compensation;

(3)                                 To ratify the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for fiscal 2013; and

(4)                                 To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The votes cast in connection with such matters were as follows:

Election of Directors:

Name	For	Withheld
Dan L. Batrack	50,521,633	2,107,112
Hugh M. Grant	44,641,070	7,987,675
Patrick C. Haden	44,321,974	8,306,771
J. Christopher Lewis	50,470,141	2,158,604
Albert E. Smith	52,342,990	285,755
J. Kenneth Thompson	50,690,811	1,937,934
Richard H. Truly	50,873,579	1,755,166

Advisory Resolution Regarding Executive Compensation:

For	Against	Abstain
51,180,184	1,386,061	62,500

Appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain
56,702,039	1,594,997	62,420

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	February 26, 2013	By:	/S/ JANIS B. SALIN
Janis B. Salin
Senior Vice President, General Counsel and Secretary